UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          January 10, 2005

Blue Ridge Real Estate Company
Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania		18610-0707
(Address of Principal Executive Offices)		(Zip Code)

(570) 443-8433
(Registrant’s telephone number, including area code)

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On January 10, 2005, Blue Ridge Real Estate Company and Big Boulder Corporation (collectively, the “Company”) issued a press release setting forth the Company’s financial results for the year ended October 31, 2004. The full text of such press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 10, 2005 issued by the Company

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY
BIG BOULDER CORPORATION

Date: January 11, 2005	By:	/s/ Eldon D. Dietterick

	Name:	Eldon D. Dietterick
	Title:	Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 10, 2005 issued by the Company